POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, DUNHAM FUNDS, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee and the President and Principal Executive Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER,  and DENISE IVERSON, as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-147999 and 811-22153), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of January, 2008.

DUNHAM FUNDS

By:

/s/ Jeffrey Dunham

Jeffrey A. Dunham

Trustee, President and Principal Executive Officer

STATE OF

California

)

)

ss:

COUNTY OF

San Diego

)

Before me, a Notary Public, in and for said county and state, personally appeared Jeffrey A. Dunham,  who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 15th day of January , 2008.

/s/ Karen B. Whitman

                        Notary Public

My commission expires:

5/25/2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Dunham Funds, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Treasurer and Principal Financial Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER and JEFFREY DUNHAM as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 33-3147999 and 811-22153), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 15th day of January, 2008.

/s/ Denise S. Iverson

Denise Iverson

Treasurer and Principal Financial Officer

STATE OF

California

)

)

ss:

COUNTY OF

San Diego

)

Before me, a Notary Public, in and for said county and state, personally appeared Denise Iverson, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 15th day of January, 2008.

/s/Karen B. Whitman

Notary Public

My commission expires:

5/25/2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, DUNHAM FUNDS, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, JEFFREY DUNHAM, and DENISE IVERSON as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-147999 and 811-22153), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of January, 2008.

/s/ Paul A. Rosinack

            Paul A. Rosinack

            Trustee

STATE OF

California

)

)

ss:

COUNTY OF

San Diego

)

Before me, a Notary Public, in and for said county and state, personally appeared Paul Rosinack,  known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 15th day of January, 2008.

/s/ Karen B. Whitman

            Notary Public

My commission expires:

5/25/2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, DUNHAM FUNDS a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, JEFFREY DUNHAM, and DENISE IVERSON as attorneys for him and in his name, place and stead, and his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-147999 and 811-22153), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of January 2008.

/s/ Henry Goldstein

Henry Goldstein

Trustee

STATE OF

California

)

)

ss:

COUNTY OF

San Diego

)

Before me, a Notary Public, in and for said county and state, personally appeared Henry Goldstein, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 15th day of January, 2008.

/s/ Karen B. Whitman

Notary Public

My commission expires:  5/25/2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, DUNHAM FUNDS a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, JEFFREY DUNHAM, and DENISE IVERSON as attorneys for him and in his name, place and stead,  and in her office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-146552 and 811-22131), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of January, 2008.

/s/

Timothy M. Considine

Tim M. Considine

Trustee

STATE OF

California

)

)

ss:

COUNTY OF

San Diego

)

Before me, a Notary Public, in and for said county and state, personally appeared Tim M. Considine, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 15th day of January,  2008.

/s/ Karen B. Whitman

            Notary Public

My commission expires:05/25/2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, DUNHAM FUNDS a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, JEFFREY DUNHAM, and DENISE IVERSON as attorneys for him and in his name, place and stead,  and in her office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement (File Nos. 333-146552 and 811-22131), hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of January, 2008.

By:

/s/ Hilarey M. Findeisen

 By: /s/ Jeffrey A. Dunham

                        Hilarey M. Findeisen, Secretary                   Jeffrey A. Dunham, President

STATE OF

California

)

)

ss:

COUNTY OF

 San Diego

)

Before me, a Notary Public, in and for said county and state, personally appeared Jeffrey A. Dunham, President and Hilarey M. Findeisen, Secretary, who represented that they are duly authorized in the premises, and who are known  t me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 15th day of January,  2008.

/s/ Karen B. Whitman

Notary Public

My commission expires:5/25/2011